Exhibit 99.1

OptimizeRx Reports First Quarter 2024 Financial Results

-     Q1 revenue of $19.7 million, increasing 51% year-over-year

-     Q1 gross profit increased 64% year-over-year to $12.2 million with a gross margin of 62%

-     Won 9 DAAP deals during Q1

WALTHAM, Mass. – May 14, 2024 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), the leading provider of healthcare technology solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, reported results for the three months ended March 31, 2024. Quarterly comparisons are to the same year-ago period.

Financial Highlights

●	Revenue in the first quarter of 2024 increased 51% to $19.7 million, as compared to $13.0 million in the same year ago period.

●	Gross profit in the first quarter of 2024 increased 64% year-over-year to $12.2 million, from $7.4 million during the first quarter of 2023.

●	GAAP net loss totaled $(6.9) million or $(0.38) per basic and diluted share in the first quarter, as compared to $(6.4) million or $(0.37) during the first quarter of 2023.

●	Non-GAAP net loss in the first quarter totaled $(2.0) million or $(0.11) per diluted share, as compared to $(1.6) million or $(0.09) per diluted share during the first quarter of 2023 (see definition of these non-GAAP measures and reconciliation to GAAP, below).

●	Adjusted EBITDA for the first quarter of 2024 came in at $(0.3) million compared to $(2.2) million in the same year ago period (see definition of this non-GAAP measure and reconciliation to GAAP, below).

●	Cash, cash equivalents and short-term investments totaled $15.2 million as of March 31, 2024 as compared to $13.9 million as of December 31, 2023.

Will Febbo, OptimizeRx CEO commented, “I am excited to announce first quarter results came in above expectations with revenue growing 51% year-over-year to $19.7 million. We’ve continued to see significant momentum, particularly around the utilization of DAAP, our AI-enabled platform we have been building over the last few years, and few peers have the scalability and quality we deploy. In addition, we have simplified our business as a tech forward platform, which creates a more attractive enterprise on all levels. We believe these dynamics are resulting in stronger profitability metrics for the Company and are resulting in improvements to our KPIs which is best evidenced by our Net Revenue Retention coming in at 116% for the first quarter.”

“The tone of conversations with our pharma customers is completely different today than 12 months ago,” noted Steve Silvestro, President. “We continue to have success with our AI-enabled platform at a rate higher than expected internally with 9 additional DAAP wins in Q1 alone. The Company is experiencing a meaningfully better selling environment within the pharma end-market which is in contrast to what was seen in 2022 and the first half of 2023. We have enhanced our commercial team with the recent addition of highly experienced sales reps and we are very encouraged by the early cross selling activities post Medicx acquisition.”

Key Performance Indicators (KPIs)*	Rolling Twelve Months Ended 3/31/2024	Rolling Twelve Months Ended 3/31/2023
	(in thousands, except percentages)
Average revenue per top 20 pharmaceutical manufacturer	$2,537	$1,823
Percent of top 20 pharmaceutical manufacturers that are customers	100%	100%
Top 20 pharmaceutical manufacturers as percent of total net revenues	65%	59%
Net revenue retention	116%	86%
Revenue per averages full-time employee (FTE)	$641	$605

2024 Financial Outlook

For the full year 2024, the Company is reiterating its 2024 guidance and expects revenue to be at least $100 million with an Adjusted EBITDA of at least $11 million.

Conference Call

Date:	Tuesday, May 14, 2024
Time:	4:30 p.m. Eastern Time (1:30 p.m. Pacific Time)
Toll Free:	1-877-423-9813
International:	1-201-689-8573
Conference ID:	13746273
Webcast:	https://viavid.webcasts.com/starthere.jsp?ei=1668162&tp_key=64b094d8c1

Definition and Use of Non-GAAP Financial Measures

This earnings release includes a presentation of non-GAAP net loss and non-GAAP net loss per diluted share or non-GAAP EPS, and Adjusted EBITDA, all of which are non-GAAP financial measures.

The Company defines non-GAAP net loss as GAAP net loss with an adjustment, as applicable, to add back depreciation, amortization, amortization of debt issuance costs, stock-based compensation, acquisition expenses, severance expenses, income or loss related to the fair value of contingent consideration, gain or loss from the disposal of a business, asset impairment charges, other income (loss), and deferred income taxes. Non-GAAP EPS is defined as non-GAAP net loss divided by the number of weighted average shares outstanding on a diluted basis. Adjusted EBITDA is defined as GAAP net loss with an adjustment, as applicable, to add back depreciation, amortization, interest, stock-based compensation, acquisition expenses, severance expenses, income or loss related to the fair value of contingent consideration, gain or loss from the disposal of a business, asset impairment charges, other income (loss), and deferred income taxes. The Company has provided non-GAAP financial measures to aid investors in better understanding its performance. Management believes that these non-GAAP financial measures provide additional insight into the operations and cash flow of the Company.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a Company’s non-cash operating expenses, management believes that providing non-GAAP financial measures that exclude non-cash expenses allows for meaningful comparisons between the Company’s business operating results and those of other companies, as well as provides an important tool for financial and operational decision making and for evaluating the Company’s business operating results over different periods of time.

The Company’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate such non-GAAP financial results differently. The Company’s non-GAAP net loss, non-GAAP EPS and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to operating income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. The Company does not consider these non-GAAP measures to be substitutes for or superior to the information provided by its GAAP financial results.

The table, “Reconciliation of Non-GAAP to GAAP Financial Measures,” included below, provides a reconciliation of Non-GAAP net loss, Non-GAAP EPS and Adjusted EBITDA for the three months ended March 31, 2024 and 2023. Although the Company provides guidance for Adjusted EBITDA, it is not able to provide guidance to the most directly comparable GAAP measures. Reconciliations for forward-looking figures would require unreasonable efforts at this time because of the uncertainty and variability of the nature and amount of certain components of various necessary GAAP components, including, for example, those related to compensation, acquisition expenses, amortization or others that may arise during the year, and the Company’s management believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. For the same reasons, the Company is unable to address the probable significance of the unavailable information.

Definition of Key Performance Indicators*

Top 20 pharmaceutical manufacturers: We have updated the definition of “top 20 pharmaceutical manufacturers” in our key performance indicators to be based upon Fierce Pharma’s most updated list of “The top 20 pharma companies by 2023 revenue”. We previously used “The top 20 pharma companies by 2022 revenue”. As a result of this change, prior periods have been restated for comparative purposes.

Net revenue retention: Net revenue retention is a comparison of revenue generated from all clients in the previous period to total revenue generated from the same clients in the following year (i.e., excludes new client relationships for the most recent year).

Revenue per average Full Time Employee: We define revenue per average full-time employee (FTE) as total revenue over the last 12 months (LTM) divided by the average number of employees over the LTM, which is calculated by taking our total number of FTEs at the end of the prior year period by our total FTE headcount at the end of the most recent.

About OptimizeRx

OptimizeRx provides best-in-class health technology that enables care-focused engagement between life sciences organizations, healthcare providers, and patients at critical junctures throughout the patient care journey. Connecting over 2 million U.S. healthcare providers and millions of their patients through an intelligent technology platform embedded within a proprietary digital point-of-care network, as well as mass digital communication channels, OptimizeRx helps life sciences organizations engage and support their customers.

For more information, follow the Company on Twitter, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to the Company’s growth, business plans, future performance, expected revenues, expected Adjusted EBITDA and prospects. These forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy, and other future conditions. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by applicable law. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, seasonal trends, our ability to maintain our contracts with electronic prescription platforms, competition, and other risks summarized in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission.

OptimizeRx Contact

Andy D’Silva, SVP Corporate Finance

adsilva@optimizerx.com

Investor Relations Contact

Ashley Robinson

LifeSci Advisors, LLC

arr@lifesciadvisors.com

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands except share and per share data)

(UNAUDITED)

	March 31, 2024	December 31, 2023

ASSETS
Current assets
Cash and cash equivalents	$15,177	$13,852
Accounts receivable, net	29,748	36,253
Taxes receivable	1,036	1,036
Prepaid expenses and other	2,390	3,190
Total current assets	48,351	54,331
Property and equipment, net	153	149
Other assets
Goodwill	78,357	78,357
Other intangibles, net	14,882	15,198
Tradename and customer relationships, net	33,596	34,198
Operating lease right of use assets, net	527	573
Security deposits and other assets	501	568
Total other assets	127,863	128,894
TOTAL ASSETS	$176,367	$183,374

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current portion of long-term debt	$3,500	$2,000
Accounts payable – trade	1,665	2,227
Accrued expenses	7,278	7,706
Revenue share payable	2,814	5,506
Taxes payable	371	49
Current portion of lease liabilities	233	222
Deferred revenue	904	172
Total current liabilities	16,765	17,881
Non-current liabilities
Long-term debt, net	32,413	34,231
Lease liabilities, net of current portion	314	371
Deferred tax liabilities, net	4,337	4,337
Total liabilities	53,829	56,821

Stockholders’ equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized, none issued and outstanding at March 31, 2024 or December 31, 2023	—	—
Common stock, $0.001 par value, 166,666,667 shares authorized, 19,921,879 and 19,899,679 shares issued at March 31, 2024 and December 31, 2023, respectively	20	20
Treasury stock, $0.001 par value, 1,741,397 shares held at March 31, 2024 and December 31, 2023.	(2)	(2)
Additional paid-in-capital	193,677	190,793
Accumulated deficit	(71,157)	(64,258)
Total stockholders’ equity	122,538	126,553
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$176,367	$183,374

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands except share and per share data)

(UNAUDITED)

	For the Three Months Ended March 31,
	2024	2023

Net revenue	$19,690	$13,003
Cost of revenues, exclusive of depreciation and amortization presented separately below	7,486	5,570
Gross profit	12,204	7,433

Operating expenses
General and administrative expenses	16,166	14,032
Depreciation and amortization	1,067	464
Total operating expenses	17,233	14,496
Loss from operations	(5,029)	(7,063)
Other income (expense)
Interest expense	(1,546)	—
Interest income	20	665
Total other income (expense), net	(1,526)	665
Loss before provision for income taxes	(6,555)	(6,398)
Provision for income taxes	(344)	—
Net loss	$(6,899)	$(6,398)
Weighted average number of shares outstanding – basic	18,170,108	17,094,676
Weighted average number of shares outstanding – diluted	18,170,108	17,094,676
Loss per share – basic	$(0.38)	$(0.37)
Loss per share – diluted	$(0.38)	$(0.37)

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(UNAUDITED)

	For the Three Months Ended March 31,
	2024	2023
OPERATING ACTIVITIES:
Net loss	$(6,899)	$(6,398)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,067	464
Stock-based compensation	3,024	4,381
Increase in bad debt reserve	132	128
Amortization of debt issuance costs	182	—
Changes in:
Accounts receivable	6,373	3,862
Prepaid expenses and other assets	800	(1,734)
Accounts payable	(562)	(261)
Revenue share payable	(2,692)	(623)
Accrued expenses and other liabilities	(362)	(476)
Taxes payable	323	—
Deferred revenue	732	571
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	2,118	(86)

INVESTING ACTIVITIES:
Purchase of property and equipment	(32)	(29)
Purchases of held-to-maturity investments	—	(56,927)
Redemptions of held-to-maturity investments	—	55,600
Capitalized software development costs	(121)	(194)
NET CASH USED IN INVESTING ACTIVITIES	(153)	(1,550)

FINANCING ACTIVITIES:
Cash paid for employee withholding taxes related to the vesting of restricted stock units	(140)	(171)
Proceeds from exercise of stock options	—	40
Repayment of long-term debt	(500)	—
NET CASH USED IN FINANCING ACTIVITIES	(640)	(131)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,325	(1,767)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	13,852	18,209
CASH AND CASH EQUIVALENTS - END OF PERIOD	$15,177	$16,441

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$1,350	$—
Cash paid for income taxes	$21	$—

OPTIMIZERX CORPORATION

RECONCILIATION of GAAP to NON-GAAP FINANCIAL MEASURES

(in thousands, except share and per share data)

(UNAUDITED)

	Three Months Ended March 31,
	2024	2023
Net loss	$(6,899)	$(6,398)
Depreciation and amortization	1,067	464
Stock-based compensation	3,024	4,381
Severance expenses	419	—
Amortization of debt issuance costs	182	—
Acquisition expenses	243	—
Non-GAAP net loss	$(1,964)	$(1,553)

Non-GAAP net loss per share
Diluted	$(0.11)	$(0.09)
Weighted average shares outstanding:
Diluted	18,170,108	17,094,676

	Three Months Ended March 31,
	2024	2023
Net loss	$(6,899)	$(6,398)
Depreciation and amortization	1,067	464
Provision for income taxes	344	—
Stock-based compensation	3,024	4,381
Severance expenses	419	—
Acquisition expenses	243	—
Interest (income) expense, net	1,526	(665)
Adjusted EBITDA	$(276)	$(2,218)